UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Illumina, Inc.
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On April 27, 2023, Illumina, Inc. (“Illumina”) updated its website www.IlluminaForward.com, which contains information relating to Illumina’s 2023 Annual Meeting of Stockholders. A copy of the updated website content (other than that previously filed under cover of Schedule 14A) can be found below.

NovaSeq X Illumina continues to lead the genomics industry with the latest and most innovative sequencing technology on-market. First announced at the Illumina Genomics Forum last September, Illumina launched the revolutionary NovaSeq X Series – the most powerful, most sustainable, and most cost-effective sequencer ever developed. It offers high-throughput sequencing that is twice as fast and three times as accurate as previous Illumina products. It can generate more than 20,000 whole genomes per year at a cost of $200 per genome. The NovaSeq X has already exceeded more than 200 orders in the first quarter of 2023, representing a diverse customer base spanning research and clinical customer segments in nearly 30 countries and across five continents. In February 2023, scientists at the Broad Institute of MIT and Harvard, the first recipient of a NovaSeq X, presented data confirming NovaSeq X Plus’ performance meets or exceeds that of the NovaSeq 6000. This step-change in performance, coupled with the launch of Illumina Complete Long Reads in March 2023, enables customers to run long- and short-read sequencing on the same device, offering flexibility in a simplified and efficient workflow. The NovaSeq X has enjoyed the strongest pre-launch demand Illumina has ever seen for any instrument, and customer enthusiasm continues to grow.

GalleriTM Test GRAIL’s Galleri is among the most promising new tools in the fight against cancer and has enjoyed the fastest first-year revenue ramp of any cancer screening test. To date, more than 60,000 Galleri tests have been ordered and have impacted the lives of patients who have had the opportunity to take this groundbreaking test.  GRAIL Galleri is the Only Commercially Available Multi-Cancer Early Detection Test in the $44B Early Screening Market >50 Stage I-IV Cancer types 45 of which have no other screens1  Galleri blood tests help save lives Predicted to avert 1 in 3 Cancer deaths within 5-year timeframe2 67% Stage I-III sensitivity in deadliest cancers 0.5% False positive rate 89% Cancer signal origin accuracy Minimal Residual Disease (MRD) 2023 PLANNED LAUNCH ~2-3x Reduction in turn-around time vs. tissue-based technology 1 45 of 50 cancers with no other recommended screens in the U.S. 2 Hubbell E, Clarke CA, Aravanis AM, Berg Cd, Modeled Reductions in Late-stage Cancer with a Multi-Cancer Early Detection Test, Cancer Epidemiol Biomarkers Prev. 2023 Mar;30 (3):460-468. doi: 10.1158/1055-9965.EPI-20-1134. As defined by the AJCC Staging Manual.

GRAIL, a healthcare company focused on life-saving early detection of multiple cancers, has tremendous long-term value creation potential and is a great example of Illumina’s innovation strategy. GRAIL offers the only commercially available multi-cancer early detection test, Galleri, which is capable of screening for more than 50 different types of cancer, 45 of which do not have a recommended screening test.

Galleri has Strong Demand from Consumers, Physicians, Health Systems and Payors Fastest first-year revenue ramp in cancer screening test history >60,000 Galleri tests >60 Partnerships with health systems, employers, etc. >4,500 Physicians 97.1% Satisfaction rate Progress toward reimbursement FDA 2019 Breakthrough designation >300,000 Collective participants across studies 2024/25 Final submission The largest linked datasets of methylation and clinical data in the cancer field Progress toward first national rollout with NHS 140,000 Participants enrolled in 10.5 months, an "unprecedented number of volunteers" 1 1 million Person rollout in 2024-2025 if trial is successful Mayo Clinic Cleveland Clinic Henry Ford Health Sutter Health NHS OHSU John Hancock 1 Quote from Charles Swanton, MD, PhD, co-chief investigator of study, GRAIL and National Health Service (NHS) England Complete Enrollment of 140,000 Participants in Largest Study of Multi-Cancer Early Detection Test, (2022, July 18). GRAIL expects a revenue CAGR of 60-90% over the next five years

Presentations Investor Presentation April 27, 2023 Investor Presentation April 13, 2023

Forward-Looking Statement This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding mandates, the future, business plans and other statements that are not historical in nature. These statements are made on the basis of Illumina’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Illumina does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to manufacture robust instrumentation and consumables; (v) the success of products and services competitive with our own; (vi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (vii) the impact of recently launched or pre-announced products and services on existing products and services; (viii) our ability to modify our business strategies to accomplish our desired operational goals; (ix) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (x) our ability to further develop and commercialize our instruments, consumables, and products, including Galleri™, the cancer screening test developed by GRAIL, to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xi) the risks and costs associated with our ongoing inability to integrate GRAIL due to the interim measures imposed on us by the European Commission as a result of their prohibition of our acquisition of GRAIL; (xii) the risks and costs associated with the integration of GRAIL’s business if we are ultimately able to integrate GRAIL; (xiii) the risk that disruptions from the consummation of our acquisition of GRAIL and associated legal or regulatory proceedings, including related appeals, or obligations will harm our business, including current plans and operations; (xiv) the risk of incurring fines associated with the consummation of our acquisition of GRAIL and the possibility that we may be required to divest all or a portion of the assets or equity interests of GRAIL on terms that could be materially worse than the terms on which we acquired GRAIL; (xv) our ability to obtain approval by third-party payors to reimburse patients for our products; (xvi) our ability to obtain regulatory clearance for our products from government agencies; (xvii) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xviii) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth, COVID-19 pandemic mitigation measures, or armed conflict; (xix) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xx) legislative, regulatory and economic developments, together with the factors set forth in Illumina’s Annual Report on Form 10-K for the year ended January 1, 2023 under the caption “Risk Factors”, in information disclosed in public conference calls, the date and time of which are released beforehand, and in filings with the Securities and Exchange Commission (the SEC) including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It Illumina has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Illumina’s 2023 Annual Meeting of Stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ILLUMINA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Illumina free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Illumina are also available free of charge by accessing Illumina’s website at www.illumina.com. Participants Illumina, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Illumina. Information about Illumina’s executive officers and directors, including information regarding the direct or indirect interests, by security holdings or otherwise, is available in Illumina’s definitive proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 20, 2023. To the extent holdings by our directors and executive officers of Illumina securities reported in the proxy statement for the 2023 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov. Note Regarding GRAIL The European Commission adopted an order on September 6, 2022, prohibiting Illumina’s acquisition of GRAIL. We have filed an appeal of the Commission’s decision. The Commission has also adopted an order requiring Illumina and GRAIL to be held and operated as distinct and separate entities for an interim period. Compliance with the order is monitored by an independent Monitoring Trustee. During this period, Illumina and GRAIL are not permitted to share confidential business information unless legally required, and GRAIL must be run independently, exclusively in the best interests of GRAIL. Commercial interactions between the two companies must be undertaken at arm’s length

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding mandates, the future, business plans and other statements that are not historical in nature. These statements are made on the basis of Illumina’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Illumina does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to manufacture robust instrumentation and consumables; (v) the success of products and services competitive with our own; (vi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (vii) the impact of recently launched or pre-announced products and services on existing products and services; (viii) our ability to modify our business strategies to accomplish our desired operational goals; (ix) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (x) our ability to further develop and commercialize our instruments, consumables, and products, including Galleri™, the cancer screening test developed by GRAIL, to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xi) the risks and costs associated with our ongoing inability to integrate GRAIL due to the interim measures imposed on us by the European Commission as a result of their prohibition of our acquisition of GRAIL; (xii) the risks and costs associated with the integration of GRAIL’s business if we are ultimately able to integrate GRAIL; (xiii) the risk that disruptions from the consummation of our acquisition of GRAIL and associated legal or regulatory proceedings, including related appeals, or obligations will harm our business, including current plans and operations; (xiv) the risk of incurring fines associated with the consummation of our acquisition of GRAIL and the possibility that we may be required to divest all or a portion of the assets or equity interests of GRAIL on terms that could be materially worse than the terms on which we acquired GRAIL; (xv) our ability to obtain approval by third-party payors to reimburse patients for our products; (xvi) our ability to obtain regulatory clearance for our products from government agencies; (xvii) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xviii) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth, COVID-19 pandemic mitigation measures, or armed conflict; (xix) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xx) legislative, regulatory and economic developments, together with the factors set forth in Illumina’s Annual Report on Form 10-K for the year ended January 1, 2023 under the caption “Risk Factors”, in information disclosed in public conference calls, the date and time of which are released beforehand, and in filings with the Securities and Exchange Commission (the SEC) including, among others, quarterly reports on Form10-Q.

Additional Information and Where to Find It

Illumina has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Illumina’s 2023 Annual Meeting of Stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ILLUMINA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Illumina free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Illumina are also available free of charge by accessing Illumina’s website at www.illumina.com.

Participants

Illumina, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Illumina. Information about Illumina’s executive officers and directors, including information regarding the direct or indirect interests, by security holdings or otherwise, is available in Illumina’s definitive proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 20, 2023. To the extent holdings by our directors and executive officers of Illumina securities reported in the proxy statement for the 2023 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.